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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 23, 2001
               --------------------------------------------------
               (Date of Report) (Date of earliest event reported)

                                  PROXIM, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-22700                   77-0059429
-----------------------------       -------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
  of incorporation)                   File Number)           Identification No.)


510 DeGuigne Drive, Sunnyvale, California                              94085
------------------------------------------                        --------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (408) 731-2700
                                                                  --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     The purpose of this Form 8-K is to file a press release issued by Proxim, Inc. and Netopia, Inc. announcing the mutual termination of the Agreement and Plan of Reorganization and related agreements. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this
Item 5.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     99.1 Press release dated March 23, 2001, entitled "Proxim and Netopia Announce Mutual Termination of Merger Agreement."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2001                    PROXIM, INC.


                                         By: /s/ Keith E. Glover
                                         ---------------------------------------
                                         Keith E. Glover
                                         Chief Financial Officer, Vice President
                                         of Finance &Administration


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                                INDEX TO EXHIBITS


Exhibits

     99.1 Press release dated March 23, 2001, entitled "Proxim and Netopia Announce Mutual Termination of Merger Agreement."